                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: APRIL 2, 2003

                              NEOPROBE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                0-26520                            31-1080091
(STATE OR OTHER       (COMMISSION FILE NO.)                  (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION
INCORPORATION OR                                             NUMBER)
ORGANIZATION)

                        425 Metro Place North, Suite 300
                              Columbus, Ohio 43017
                                 (614) 793-7500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM  5. OTHER EVENTS.

         On April 2, 2003, Neoprobe Corporation, a Delaware corporation (the "Company"), completed a secured note financing in the aggregate amount of $500,000 with David C. Bupp, the Company's President and Chief Executive Officer, and another outside investor (the "Secured Note Financing"). The Company issued a news release on April 7, 2003, announcing the completion of the Secured Note Financing. The information contained in the news release, which is attached as Exhibit 99(a) to this Report, and in the Secured Note Financing agreements, which are attached as Exhibits 99(b) through 99(i) to this Report, are incorporated herein by reference.

         Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company's plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company's products, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company's limited revenues, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and exclusive distributor, uncertainty of market acceptance, competition, limited marketing and manufacturing experience, and other risks detailed in the Company's most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  99(a)             News release of Neoprobe Corporation dated
                                    April 7, 2003.*

                  99(b) Senior Secured Note Purchase Agreement, dated as of March 26, 2003, between Neoprobe Corporation and David C. Bupp.*

                  99(c) Senior Note, dated as of April 2, 2003, payable to David C. Bupp.*

                  99(d) Convertible Secured Note Purchase Agreement, dated as of March 26, 2003, between Neoprobe Corporation and Donald E. Garlikov.*

                  99(e) Convertible Secured Note, dated as of April 2, 2003, payable to Donald E. Garlikov.*

                  99(f) Security Agreement, dated as of April 2, 2003, by and among Neoprobe Corporation, David C. Bupp and Donald E. Garlikov.*

                  99(g) Warrant to Purchase Common Stock of Neoprobe Corporation issued to Donald E. Garlikov.*

                  99(h) Warrant to Purchase Common Stock of Neoprobe Corporation issued to David C. Bupp (This Warrant is substantially identical to
                                    Exhibit 99(g) above with the exception that the number of shares available for purchase by Mr. Bupp is 375,000 shares of common stock).

                  99(i) Registration Rights Agreement, dated as of April 2, 2003, by and among Neoprobe Corporation, David C. Bupp and Donald E. Garlikov.*

----------------------------
*  Filed with this report

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NEOPROBE CORPORATION

Date: April 9, 2003                 By:  /s/ Brent L. Larson
                                       -----------------------------------------
                                         Brent L. Larson
                                         Vice President, Finance and Chief
                                         Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.                                                             Description
99(a)                      News release of Neoprobe Corporation dated April 7, 2003.*

99(b)                      Senior Secured Note Purchase Agreement, dated as of March 26, 2003, between Neoprobe Corporation and
                           David C. Bupp.*

99(c)                      Senior Note, dated as of April 2, 2003, payable to David C. Bupp.*

99(d)                      Convertible Secured Note Purchase Agreement, dated as of March 26, 2003, between Neoprobe Corporation and
                           Donald E. Garlikov.*

99(e)                      Convertible Secured Note, dated as of April 2, 2003, payable to Donald E. Garlikov.*

99(f)                      Security Agreement, dated as of April 2, 2003, by and among Neoprobe Corporation, David C. Bupp and
                           Donald E. Garlikov.*

99(g)                      Warrant to Purchase Common Stock of Neoprobe Corporation issued to Donald E. Garlikov.*

99(h)                      Warrant to Purchase Common Stock of Neoprobe Corporation issued to David C. Bupp (This Warrant is substantially identical to Exhibit 99(g) above with the exception that the number of shares available for purchase by Mr. Bupp is 375,000 shares of common stock).

99(i)                      Registration Rights Agreement, dated as of April 2, 2003, by and among Neoprobe Corporation, David C.
                           Bupp and Donald E. Garlikov.*

----------------------------
* Filed with this report.